UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 7, 2013

JTH HOLDING, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35588	27-3561876
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454

(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 7, 2013, T. Rufe Vanderpool, Chief Operating Officer of JTH Holding, Inc. (the “Company”), resigned from the Company.  A copy of the press release that includes an announcement of Mr. Vanderpool’s resignation and certain other matters involving the restructuring of the Company’s executive team is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated October 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JTH HOLDING, INC.

Date: October 10, 2013	By:	/s/ James J. Wheaton
James J. Wheaton
Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1                      Press Release dated October 10, 2013.